SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS

31. SUBSEQUENT EVENTS

Issuance of floating rate notes

On January 14, 2013, SolarOne HK entered into a subscription agreement with Samsung Securities (Asia) Ltd. and Kookmin Bank Hong Kong Ltd, pursuant to which SolarOne HK issued three-year US$100 million floating rate notes to the public. The floating rate notes were guaranteed by Hanwha Chemical and will mature on January 15, 2016 with payment of principal at maturity. The interest rate is based on the three-month LIBOR rate and the interest will be paid on a quarterly basis. The proceeds from the issuance of the notes will be used for general working capital purposes.